THE ONE® INCOME ANNUITYSM

Issued By

TRANSAMERICA LIFE INSURANCE COMPANY

Retirement Builder Variable Annuity Account

Supplement dated October 20, 2014

to the Prospectus dated May 1, 2005

Effective December 12, 2014, the following subaccounts (the “Subaccounts”) will be liquidated:

JPMorgan Insurance Trust Equity Index Portfolio subaccount

JPMorgan Insurance Trust Intrepid Growth Portfolio subaccount

JPMorgan Insurance Trust Mid Cap Growth Portfolio subaccount

As always, the availability of any subaccount as an investment option, including the Subaccounts, is subject to change. See the prospectus for more information concerning the addition, deletion or substitution of investments.